AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 1999
                                                        REGISTRATION NO. 33-6486
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                      POST-EFFECTIVE AMENDMENT NO. 15                        [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 16

                                ---------------
                   MUTUAL OF AMERICA INVESTMENT CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ---------------
                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)
                                (212) 224-1600
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------
                        DOLORES J. MORRISSEY, PRESIDENT
                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------
                                   COPY TO:
                          STANLEY M. LENKOWICZ, ESQ.
                            SENIOR VICE PRESIDENT,
                      DEPUTY GENERAL COUNSEL & SECRETARY
                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                ---------------
   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.


               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE SPACE)
                   [ ] immediately upon filing pursuant to paragraph (b).
                   [ ] on (date) pursuant to paragraph (b)
                   [ ] 60 days after filing pursuant to paragraph (a)(1)
                   [ ] on (date) pursuant to paragraph (a)(1)
                   [X] 75 days after filing pursuant to paragraph (a)(2)
                   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    MUTUAL OF AMERICA INVESTMENT CORPORATION


                             CROSS-REFERENCE SHEET



  ITEMS IN
 PART A OF
 FORM N-1A    CAPTION IN FORM N-1A                             CAPTION OR LOCATION IN PROSPECTUS
 ---------    --------------------                             ---------------------------------
      1       Front and Back Cover Pages ...................   Front and Back Covers
      2       Risk/Return Summary:
              Investments, Risks, and Performance ..........   Summary of How Our Funds Invest
      3       Risk/Return Summary:
              Fee Table ....................................   Not Applicable (shares only to Separate Accounts)
      4       Investment Objectives, Principal
              Investment Strategies, and Related
              Risks ........................................   Details about How Our Funds Invest and Related Risks
      5       Management's Discussion of Fund
              Performance ..................................   Not Applicable (Included in Annual Report)
      6       Management, Organization, and
              Capital Structure ............................   Management of the Funds
      7       Shareholder Information ......................   Information on Fund Shares
      8       Distribution Agreements ......................   Not Applicable
      9       Financial Highlights Information .............   Financial Highlights


  ITEMS IN
 PART B OF                                                    CAPTION OR LOCATION IN
 FORM N-1A    CAPTION IN FORM N-1A                            STATEMENT OF ADDITIONAL INFORMATION
-----------   ---------------------------------------------   -------------------------------------------------------
  10          Cover Page and Table of Contents ............   Cover
  11          Fund History ................................   Investment Company's Form of Operations
  12          Description of the Fund and Its
              Investments and Risks .......................   Investment Strategies and Related Risks; Fundamental
                                                              Investment Restrictions; Description of Corporate Bond
                                                              Ratings; Use of Standard & Poor's Indices
  13          Management of the Fund ......................   Management of the Investment Company
  14          Control Persons and Principal Holders
              of Securities ...............................   Investment Company's Form of Operations
  15          Investment Advisory and Other
              Services ....................................   Investment Advisory Arrangements; Independent
                                                              Auditors; Legal Matters; Custodian
  16          Brokerage Allocation and Other
              Practices ...................................   Portfolio Transactions and Brokerage
  17          Capital Stock and Other Securities ..........   Investment Company's Form of Operations
  18          Purchase, Redemption, and Pricing of
              Shares ......................................   Purchase, Redemption and Pricing of Shares
  19          Taxation of the Fund ........................   Taxation of the Investment Company
  20          Underwriters ................................   Distribution Arrangements
  21          Calculation of Performance Data .............   Yield and Performance Information
  22          Financial Statements ........................   Financial Statements


  ITEMS IN
 PART C OF     CAPTION IN FORM N-1A AND IN PART C
 FORM N-1A         OF REGISTRATION STATEMENT
-----------   ------------------------------------
  23          Exhibits
  24          Persons Controlled by or Under
              Common Control with Registrant
  25          Indemnification
  26          Business and Other Connections of
              the Investment Underwriter
  27          Principal Underwriters
  28          Location of Accounts and Records
  29          Management Services
  30          Undertakings

     MUTUAL OF AMERICA INVESTMENT CORPORATION

     320 PARK AVENUE, NEW YORK, NEW YORK 10022
     ----------------------------------------------------------------------
     Mutual of America Investment Corporation is a mutual fund. It currently has these nine Funds:
         o EQUITY INDEX FUND
         o ALL AMERICA FUND
         o MID-CAP EQUITY INDEX FUND
         o AGGRESSIVE EQUITY FUND
         o COMPOSITE FUND
         o BOND FUND
         o MID-TERM BOND FUND
         o SHORT-TERM BOND FUND
         o MONEY MARKET FUND


     The Funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York (the INSURANCE COMPANIES). Separate Accounts of the Insurance Companies purchase Fund shares.


     This Prospectus has information a contractholder or policyowner should know before allocating account balance to the Separate Account Funds that invest in shares of the Funds. You should read this Prospectus carefully and keep it for future reference.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




     ----------------------------------------------------------------------
     PROSPECTUS DATED MAY 1, 1999

 TABLE OF CONTENTS

                                                                  PAGE
                                                              -----------
 SUMMARY OF HOW OUR FUNDS INVEST ............................  1
   General Risks of Investing ...............................  1
   Stock Funds:
    Equity Index Fund .......................................  2
    All America Fund ........................................  2
    Mid-Cap Equity Index Fund ...............................  2
    Aggressive Equity Fund ..................................  2
   Composite Fund ...........................................  2
   Bond Funds:
    Bond Fund ...............................................  3
    Mid-Term Bond Fund ......................................  3
    Short-Term Bond Fund ....................................  3
   Money Market Fund ........................................  3
   Annual Total Returns .....................................  4
   Average Annual Total Returns .............................  7
 MANAGEMENT OF THE FUNDS ....................................  8
   The Adviser ..............................................  8
   Subadvisers for a Portion of the All America Fund ........  8
   Portfolio Managers .......................................  9
   Year 2000 Considerations ................................. 10
 DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS ....... 11
   Investment Objectives and Strategies: .................... 11
    Equity Index Fund ....................................... 11
    All America Fund ........................................ 11
    Mid-Cap Equity Index Fund ............................... 12
    Aggressive Equity Fund .................................. 13
    Composite Fund .......................................... 13
    Bond Fund ............................................... 14
    Mid-Term Bond Fund ...................................... 14
    Short-Term Bond Fund .................................... 15
    Money Market Fund ....................................... 15
   Risks of Investing in Stock Funds ........................ 15
   Risks of Investing in Bond Funds ......................... 16
   Specific Investments or Strategies and Related Risks ..... 17
 INFORMATION ON FUND SHARES ................................. 19
   Pricing of Funds' Shares ................................. 19
   Purchase of Shares ....................................... 19
   Redemption of Shares ..................................... 19
   Dividends, Capital Gains Distributions and Taxes ......... 19
 FINANCIAL HIGHLIGHTS ....................................... 20
 YOU MAY OBTAIN MORE INFORMATION ............................ Back cover

 SUMMARY OF HOW OUR FUNDS INVEST


  Each Fund of Mutual of America Investment Corporation (the INVESTMENT COMPANY) has its own investment objective and tries to achieve its objective with certain investment strategies. A Fund may not achieve its objective, or it may achieve its objective during some time periods but not during other time periods.

    The value of an investment in any of the Funds could decline, or it could increase.

    o As a very general rule, over longer investment periods the investment returns for stock funds tend to be higher than the returns for bond funds and money market funds.

    o Stock funds have a higher risk for declines in value, especially over shorter investment periods, than bond funds and money market funds, and a stock fund's returns may vary significantly from year-to-year.

    o Money market funds have the lowest risk for a decline in value, but they tend to have the lowest investment returns over longer investment periods.


  GENERAL RISKS OF INVESTING
    ----------------------------------------------------------------------------

  The Funds' different investment strategies will affect the return of the Funds and the risks of investing in each Fund. The Funds have certain general risks from investing, including:


  MARKET RISK, which refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes.

    o For debt securities, market risk includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, while interest rate decreases usually cause an increase in the value of debt securities. Generally, the market risk for debt securities increases as the term to maturity (or expected redemption date) lengthens.

    o Lower rated and unrated debt securities may be subject to a greater market risk than higher rated (investment grade) debt securities, and zero coupon securities or discount notes may be subject to a greater market risk than securities that pay interest on a regular basis.

    o For equity securities, market risk may vary with a security's characteristics. Stocks of companies with smaller market capitalizations generally have more market risk than stocks of companies with larger market capitalizations. Blue chip, growth or value securities may have different market risks at a given time, depending on the type of security(ies) that are then in favor with investors.

    o Equity securities that trade over-the-counter may be more difficult to sell and may be subject to more market risk in declining markets than equity securities that trade on a national securities exchange.


  FINANCIAL (OR CREDIT) RISK, which refers to the ability to pay principal and interest by an issuer of a debt security and to the earning stability and overall financial soundness of an issuer of an equity security.

    o Debt securities issued by the U.S. Government or its agencies are considered to have no or very little financial risk, and debt securities with higher ratings have less financial risk than lower-rated debt securities.


  CURRENT INCOME VOLATILITY, which refers to how much and how quickly changes in the overall level of interest rates become reflected in the level of a fund's current income.

    o Income volatility applies primarily to debt securities. When a fund holds a security that matures or prepays, the fund will invest the proceeds at current interest rates. For this reason, a fund's income volatility increases as the average maturity of its portfolio holdings shortens.

  STOCK FUNDS
  ------------------------------------------------------------------------------

  An investment in any of our stock funds is subject to market risk and financial risk. The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in small capitalization growth and value equity securities that often trade over-the-counter. Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks.

  EQUITY INDEX FUND: The Fund seeks investment results that are the same as the performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) INDEX*). The Fund invests in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index.

    o Securities in the S&P 500 Index generally are issued by companies with large and mid-sized market capitalizations.

    o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.


  ALL AMERICA FUND: The Fund attempts to outperform the S&P 500 Index*, by investing primarily in common stocks.

    o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index. This portion of the Fund purchases the 500 common stocks included in the S&P 500 Index and futures contracts on the S&P 500 Index.

    o Approximately 40% of the Fund's assets are invested by the Adviser and three Subadvisers, each having approximately 10% of the Fund's assets, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests primarily in small capitalization value stocks. One Subadviser invests primarily in small capitalization growth stocks. Another Subadviser invests primarily in mid- and large capitalization growth stocks. The third Subadviser invests primarily in large capitalization value stocks.


  MID-CAP EQUITY INDEX FUND: The Fund seeks investment results that are the same as the performance of the S&P MidCap 400 Index*. The Fund invests in the 400 common stocks included in the S&P MidCap 400 Index and in futures contracts on the S&P MidCap 400 Index. These stocks are issued by companies with mid-sized market capitalizations.


  AGGRESSIVE EQUITY FUND: The Fund seeks capital appreciation by investing primarily in common stocks, many of which are issued by companies that have small market capitalizations and are traded over-the-counter. The Fund uses two different investment styles to seek its investment objective:

    o The Fund invests approximately 50% of its assets in growth stocks, issued by companies the Adviser believes to possess above-average growth potential.

    o The Fund invests the other approximately 50% of its assets in value stocks, issued by companies the Adviser believes to possess valuable assets or to be undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.


  COMPOSITE FUND
  ------------------------------------------------------------------------------

  The Fund seeks capital appreciation by investing in common stocks, and it seeks current income by primarily investing in publicly-traded, investment grade debt securities and money market instruments. The portion of the Fund's assets invested in each category of securities will vary, based on the Adviser's view of current economic and market conditions.


  -------------
  *Standard & Poor's Corporation (S&P) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. S&P has licensed to the Investment Company certain trademarks and trade names of S&P, the S&P 500 Index and the S&P MidCap 400 Index. S&P has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund.

    o The current investment strategy for the equity portion on the Fund is to invest in approximately 25 stocks in the S&P 500 Index that are the largest in the Index by market capitalization, and in approximately 75 more stocks that also are included in the S&P 500 Index, as selected by the Adviser.

    o The current investment strategy for the fixed income portion of the Fund is to invest primarily in investment grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities.

  An investment in the Composite Fund has market risk. By investing in equity securities and debt securities, the Fund tries to reduce the market risk that would exist for an investment in either a stock fund or a bond fund. An investment in the Composite Fund has moderate financial risk, based on the Fund's purchase of equity securities included in the S&P 500 and its purchase of investment grade debt securities.


  BOND FUNDS
  ------------------------------------------------------------------------------

  An investment in any of the Bond Funds is subject to market risk, with the amount of market risk increasing as the average maturity of the Fund's portfolio lengthens. The Funds also have current income volatility risk, with the risk decreasing as the average maturity of the Fund's portfolio lengthens.

  Because the Funds purchase primarily investment grade debt securities, including securities issued by the U.S. Government and its agencies, they should have a moderate amount of financial risk. If a Fund holds a significant percentage of mortgage-backed securities or zero coupon securities, the market risk for an investment in the Fund may increase.

  BOND FUND: The Fund seeks current income, by investing primarily in publicly-traded, investment grade debt securities that will have an average maturity which varies according to the Adviser's view of current market conditions.

  MID-TERM BOND FUND: The Fund seeks current income by investing primarily in publicly-traded, investment grade debt securities that have an average maturity of three to seven years.

  SHORT-TERM BOND FUND: The Fund seeks current income by investing primarily in publicly-traded, investment grade debt securities that have an average maturity of one to three years.

     For each of the Bond Fund, Mid-Term Bond Fund and Short-Term Bond Fund:

    o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

    o Depending on market conditions, the Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency mortgage-backed securities or zero coupon securities.

    o The Adviser generally selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.


  MONEY MARKET FUND
  ------------------------------------------------------------------------------

  The Fund seeks current income and preservation of principal by investing in money market instruments that meet certain requirements for liquidity, investment quality and stability of capital.

    o The dollar-weighted average maturity of the instruments the Fund holds will be 90 days or less.

    o The Fund will purchase only securities that are rated in one of the two highest categories by two rating agencies, and most of the securities will be rated in the highest category by two rating agencies.

  The Money Market Fund does not operate in a way to maintain a stable net asset value of $1.00, because it pays dividends of income earned on an annual basis. The Fund's net asset value will generally rise during the year as the Fund earns income and will decline when dividends are declared and income is paid to shareholders.

  A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or any other government agency.

  An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests as its holdings mature.


  ANNUAL TOTAL RETURNS
  ------------------------------------------------------------------------------

  The bar charts below show the annual return of each Fund for the past ten years, or for the years the Fund has been in operation if less than ten years. The Mid-Cap Equity Index Fund is not included because it began operations on May 1, 1999. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period., but a Fund's past performance does not necessarily indicate how it will perform in the future.

  Below each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the BEST QUARTER RETURN, and the Fund's lowest total return for any calendar quarter during the period covered, called the WORST QUARTER RETURN. These returns are an indication of the volatility of a Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

  The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

  EQUITY INDEX FUND:

     1998   1997   1996   1995   1994
     ----   ----   ----   ----   ----
     28.6%  33.1%  22.7%  36.6%  1.5%

  Best quarter return:   21.4% during fourth quarter 1998
  Worst quarter return:  (9.9%) during third quarter 1998

  ALL AMERICA FUND:

     1998   1997   1996   1995   1994   1993   1992    1991   1990    1989
     ----   ----   ----   ----   ----   ----   ----    ----   ----    ----
     21.3%  26.8%  20.7%  36.6%  1.3%   12.0%  3.2%    22.6%  (3.8%)  24.1%

  Best quarter return:   22.1% during fourth quarter 1998
  Worst quarter return:  (14.3%) during third quarter 1998

  AGGRESSIVE EQUITY FUND:

     1998    1997   1996   1995
     ----    ----   ----   ----
    (5.1%)   21.2%  27.1%  38.2%

  Best quarter return:   26.9% during fourth quarter 1998
  Worst quarter return:  (26.2%) during third quarter 1998

  COMPOSITE FUND:

     1998   1997   1996   1995   1994   1993   1992    1991   1990    1989
     ----   ----   ----   ----   ----   ----   ----    ----   ----    ----
     14.5%  17.7%  11.9%  21.9%  3.0%   16.9%  5.9%    16.4%  1.5%    17.2%

  Best quarter return:   8.8% during fourth quarter 1998
  Worst quarter return:  (6.9%) during third quarter 1998

  BOND FUND:

     1998   1997   1996   1995   1994   1993   1992    1991   1990    1989
     ----   ----   ----   ----   ----   ----   ----    ----   ----    ----
     7.2%   10.4%  3.5%   19.4% (3.2%)  13.1%  8.6%    14.0%  3.5%    11.1%

  Best quarter return:   7.0% during fourth quarter 1998
  Worst quarter return:  (2.9%) during third quarter 1998

  MID-TERM BOND FUND:

     1998   1997   1996   1995   1994
     ----   ----   ----   ----   ----
     6.4%   7.3%   3.9%   16.3% (3.7%)

  Best quarter return:   6.1% during fourth quarter 1995
  Worst quarter return:  (3.0%) during third quarter 1994

  SHORT-TERM BOND FUND:


     1998   1997   1996   1995   1994
     ----   ----   ----   ----   ----
     5.7%   6.0%   4.9%   7.7%  (1.4%)

  Best quarter return:   2.6% during fourth quarter 1995
  Worst quarter return:  (0.3%) during third quarter 1994

  MONEY MARKET FUND:

     1998   1997   1996   1995   1994   1993   1992    1991   1990    1989
     ----   ----   ----   ----   ----   ----   ----    ----   ----    ----
     5.4%   5.5%   5.3%   5.8%   4.1%   2.9%   3.3%    4.4%   6.8%    7.8%

  Best quarter return:   2.3% during fourth quarter 1989
  Worst quarter return:  0.7% during third quarter 1993

  AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 1998)
  ------------------------------------------------------------------------------

  The table below shows the average annual total returns of each Fund for the past one, five and ten years, if the Fund was operating for those periods, and the return for the period of the Fund's operations, except that the Mid-Cap Equity Index Fund is not included because it began operations on May 1, 1999.

  The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.


  The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.



                                                     PAST        PAST         PAST     FOR LIFE
            FUND/COMPARATIVE INDEX(ES)             ONE YEAR   FIVE YEARS   TEN YEARS   OF FUND*
------------------------------------------------- ---------- ------------ ----------- ---------
  Equity-Index Fund .............................    28.6%        23.8%       N/A        21.1%
   S&P 500 Index ................................    28.6%        24.1%                  21.5%
-------------------------------------------------    ----         ----                   ----
  All America Fund** ............................    21.3%        20.8%       16.4%      16.7%
   S&P 500 Index ................................    28.6%        24.1%       19.2%      18.7%
-------------------------------------------------    ----         ----        ----       ----
  Aggressive Equity Fund ........................    (5.1)%      N/A          N/A        17.7%
   Russell 2000 Index ...........................    (2.6)%                              12.8%
-------------------------------------------------    ----                                ----
  Composite Fund ................................    14.5%        12.2%       12.3%      12.6%
   S&P 500 Index ................................    28.6%        24.1%       19.2%      18.7%
   Lehman Brothers Gov't./Corp. Bond Index ......     9.5%         7.3%        9.3%       9.9%
   90-day Treasury Bill Rate ....................     5.1%         5.1%        5.4%       5.8%
-------------------------------------------------    ----        -----        ----       ----
  Bond Fund .....................................     7.2%         7.2%        9.1%       9.0%
   Lehman Brothers Gov't./Corp. Bond Index ......     9.5%         7.3%        9.3%       9.9%
-------------------------------------------------    ----        -----        ----       ----
  Mid-Term Bond Fund ............................     6.4%         5.9%       N/A         6.2%
   Salomon Brothers 3-7 Year Bond Index .........     8.9%         6.9%                   7.0%
-------------------------------------------------    ----        -----                   ----
  Short-Term Bond Fund ..........................     5.7%         5.1%       N/A         5.1%
   Salomon Brothers 1-3 Year Bond Index .........     7.0%         6.0%                   5.8%
-------------------------------------------------    ----        -----                   ----
  Money Market Fund .............................     5.4%         5.2%        5.4%       5.9%
   90-day Treasury Bill Rate ....................     5.1%         5.1%        5.4%       5.8%
   7-day effective yield for the period ended
   December 29, 1998 was 5.2%
--------------------------------------------------

     N/A = Not applicable

   *The Funds commenced operations on the following dates: All America, Composite, Bond and Money Market Funds -- January 1, 1985; Equity Index, Mid-Term Bond and Short-Term Bond Funds -- February 5, 1993; and Aggressive Equity Fund -- May 2, 1994.

  **Prior to May 2, 1994, the All America Fund was known as the Stock Fund, had a different investment objective and did not have any subadvisers.

  The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

  The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

  The Russell 2000 Index is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000, generally with capitalizations of $1 billion or less.

  The Salomon Brothers Bond Index, for 1-3 years and for 3-7 years, is a market capitalization-weighted index of Treasury, Agency, mortgage and corporate bonds in the Salomon Brothers Broad Investment-Grade Bond Index with the same maturities and values of $25-$50 million (at least $200 million for mortgage-backed bonds).

 MANAGEMENT OF THE FUNDS



  THE ADVISER
  ------------------------------------------------------------------------------

  Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the ADVISER or CAPITAL MANAGEMENT) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $7.7 billion at December 31, 1998. As Adviser, Capital Management:

     o places orders for the purchase and sale of securities,
     o engages in securities research,
     o makes recommendations to and reports to the Investment Company's Board of Directors,
     o supplies administrative, accounting and recordkeeping services for the Funds, and
     o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

  For its investment management services to the Funds, the Adviser receives compensation at the following annual rates of net assets, calculated as a daily charge:

     o All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds -- .50%
     o Aggressive Equity Fund -- .85%
     o Equity Index and Mid-Cap Equity Index Funds -- .125%
     o Money Market Fund -- .25%

  The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue this expense limitation at any time.


  SUBADVISERS FOR A PORTION OF THE ALL AMERICA FUND
  ------------------------------------------------------------------------------

  The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to three Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

    o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 1998, Alger Management had assets under management of approximately $10.6 billion.

    o Oak Associates, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 1998, Oak Associates had assets under management of approximately $11.4 billion.

    o Palley-Needelman, 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, is a large capitalization value adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients and other registered investment companies. At December 31, 1998, Palley-Needelman had assets under management of approximately $3.6 billion.

  PORTFOLIO MANAGERS
  ------------------------------------------------------------------------------

  The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Indexed Assets of the All America Fund or the Mid-Cap Equity Index Fund, because the investment objective for each is to replicate the performance of an index.

     ALL AMERICA FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the Adviser's portion of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998 from his position as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

  DAVID D. ALGER, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

  JAMES D. OELSCHLAGER is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

  CHET J. NEEDELMAN, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 30 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 24 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and two other senior investment professionals.

  AGGRESSIVE EQUITY FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.

  COMPOSITE FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the equity portion of the Fund. Mr. Larsen, who joined the Adviser in June 1998 and whose most recent prior position was as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

  ANDREW L. HEISKELL, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

  BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND

  ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

  YEAR 2000 CONSIDERATIONS
  ------------------------------------------------------------------------------

  Many computers cannot distinguish the year 2000 from the year 1900, and this inability could adversely impact the handling of securities trades, the payment of interest and dividends, pricing, accounting and other recordkeeping services by the Adviser or the service providers for the Investment Company and the Adviser.

  The Adviser has reviewed its computer systems and has made modifications and replacements to prepare for the year 2000. It has begun testing the modified systems and will continue testing throughout 1999. The Adviser has received confirmation from the Adviser's and the Investment Company's service providers that they expect to modify or replace their systems to prepare for the year 2000. The Investment Company anticipates that the Adviser's computer systems and those of the providers will be adapted in time for the year 2000. It is possible that the Investment Company, or its outside service providers, could experience some computer processing problems when the year 2000 arrives. We are developing written contingency plans to ensure business continuity through the year 2000.

 DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS



  INVESTMENT OBJECTIVES AND STRATEGIES
  ------------------------------------------------------------------------------

  EQUITY INDEX FUND: The investment objective of the Equity Index Fund is to provide investment results that to the extent practicable correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

  The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.


        - Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

        - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

        - The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

  The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

  The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.


  ALL AMERICA FUND: The investment objective of the All America Fund is to outperform the S&P 500 Index by providing a diversified portfolio of Active Assets with diversified management and a broad exposure to the market.

  At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

  INDEXED ASSETS. The investment objective for approximately 60% of the assets of the All America Fund is to provide investment results that to the extent practicable correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index.

  The Indexed Assets are invested in the same manner as the Equity Index Fund, discussed above.

  ACTIVE ASSETS. The investment objective for the remaining approximately 40% of the assets of the Fund is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks.

  The Fund tries to maintain, to the extent possible, approximately equal amounts with the Adviser and the three Subadvisers. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets.

  Adviser. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations (small cap value stocks). Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.


  Fred Alger Management, Inc. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations (small cap growth stocks).

    o The securities of these companies often are traded in the over-the-counter market.

    o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.


  Fred Alger Management, Inc. actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other Subadvisers.


  Oak Associates, Ltd. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth (mid- and large capitalization growth stocks). Its approach is to:

    o  monitor 400 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.


  Palley-Needelman Asset Management, Inc. This Subadviser invests its portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations (large cap value stocks).
  Companies generally will have:

     o  below market debt levels,
     o  earnings growth of 10% or more,
     o current yield greater than the average of the S&P 500, and
     o market capitalization of at least $5 billion.


  MID-CAP EQUITY INDEX FUND: The investment objective of the Mid-Cap Equity
                             Index Fund is to provide investment results that to the extent possible correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index.

  The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.


        - Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

        - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

        - The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

    o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

  The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

  There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

  AGGRESSIVE EQUITY FUND: The investment objective of the Aggressive Equity Fund is capital growth, by investing approximately 50% of its assets in growth stocks and approximately 50% of its assets in value stocks.

  The Adviser anticipates that the percentage of the Fund's assets invested in growth stocks or value stocks will range between 40% and 60% of the Fund's assets invested in equity securities. At least 85% of the All America Fund's total assets will be invested in equity securities under normal market conditions.

    o Growth stocks are stocks that the Adviser considers to have above-average growth potential, based on earnings, sales or prospective economic or political changes.

    o Value stocks are stocks that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

  The Adviser uses a "bottom-up" approach in selecting stocks for the Fund. This means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

  Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

  COMPOSITE FUND: The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of common stocks, debt securities and money market instruments.

  The Adviser varies the portion of the Fund's assets invested in each category of securities, based on economic conditions, the general level of common stock prices, interest rates and other relevant considerations.

    o The Fund invests in publicly-traded common stocks for long-term growth of capital and, to a lesser extent, income from dividends.

    o It invests in publicly-traded, investment grade debt securities and money market instruments for current income.

    o At December 31, 1998, the Fund's assets were 44% invested in equity securities, 42% invested in fixed-income securities and 14% invested in money market instruments.

  For defensive purposes, the Fund may invest up to 75% of its assets in common stock and other equity-type securities, or up to 75% of its assets in debt securities with a remaining maturity of more than one year, or 100% of its assets in money market instruments.

  The Fund's current strategy for its equity investments is to invest in approximately 100 stocks, all of which are included in the S&P 500 Index.

    o The Fund selects approximately 25 stocks of companies with the largest market capitalizations and invests in those stocks in approximately the same percentage by market weight as the S&P 500 Index.

    o The Adviser selects approximately 75 additional stocks, based on its stock selection analysis. The Fund invests in these stocks in approximately the same economic sector weightings as the S&P 500 Index.

  The Fund's current strategy for its fixed income investments is to invest primarily in investment grade debt securities of U.S. corporations, the U.S. Government and U.S. Government agencies. The Adviser manages this portion of the Composite Fund in substantially the same way as it manages the Bond Fund, described below.


  BOND FUND: The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital.

  The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The average maturity for the Bond Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund or Short-Term Bond Fund.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or by the U.S. Government or its agencies.

    o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB.

    o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

    o At December 31, 1998, the Bond Fund had approximately 34% of its assets invested in zero coupon securities, 3% of its assets in U.S. Government agency mortgage-backed securities, and 35% of its assets in corporate obligations rated BBB.

  Zero coupon securities do not bear interest payable to the holder. When interest rates increase, zero coupon securities may decline in value more than debt securities that bear interest payable at regular intervals.

  The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy.

  The Adviser's approach generally is to purchase securities for income, instead of purchasing and selling securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.


  MID-TERM BOND FUND: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between three and seven years.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

    o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB.

    o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

    o At December 31, 1998, the Mid-Term Bond Fund had no investment in zero coupon securities, and approximately 20% of its assets in U.S. Government agency mortgage-backed securities and 30% of its assets in corporate obligations rated BBB.

  The Adviser uses a "bottom-up" approach in selecting securities for the Mid-Term Bond Fund, and its approach generally is to purchase securities for income, instead of purchasing and selling securities in anticipation of interest rate changes in the economy. The Adviser may sell a security in the Fund's portfolio that the Adviser considers to have become overvalued relative to alternative investments.

  SHORT-TERM BOND FUND: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between one and three years.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or by the U.S. Government or its agencies and in money market instruments of the type that the Money Market Fund purchases.

    o At times, the Fund may invest a significant portion of its assets in mortgage-backed securities.

    o At December 31, 1998, the Short-Term Bond Fund had approximately 17% of its assets in U.S. Government securities and 75% of its assets in U.S. Government agency mortgage-backed securities.

  Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as Ginnie Mae and Fannie Mae. U.S. Government and agency securities have little financial risk, but mortgage-backed securities do have market risk and the prepayment risks specific to mortgage-backed securities. When interest rates change, mortgage-backed securities may prepay at a faster or slower rate than originally anticipated, which may negatively affect their yield and price.


  MONEY MARKET FUND: The investment objective of the Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

    o The Fund invests only in high quality money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations and Treasury securities issued by the U.S. Government. At December 31, 1998, the Fund was 100% invested in commercial paper.

    o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and sustantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

    o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

  The Fund does not maintain a stable net asset value. The Fund does not declare dividends daily, and income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. At least yearly the Fund distributes investment income to its shareholders, and the Fund's net asset value per share declines as a result of the distribution.

  The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

  An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES.


  RISKS OF INVESTING IN STOCK FUNDS
  ----------------------------------------------------------------------------

  When you invest in a stock fund, and for the equity portion of a composite fund, you should consider that:


    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

    o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

  RISKS OF INVESTING IN BOND FUNDS
  ----------------------------------------------------------------------------

  When you invest in a bond fund, and for the debt securities portion of a composite fund, you should consider that:

    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

    o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

  SPECIFIC INVESTMENTS OR STRATEGIES, AND RELATED RISKS
  ----------------------------------------------------------------------------

  This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.


  OPTIONS AND FUTURES CONTRACTS

  All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must be traded on securities or commodities exchanges located in the United States.

  A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security.

  A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing.

  A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

  Risks to a Fund in options and futures transactions include the following:


    o There may be a lack of liquidity, which could make it difficult for a Fund to close out existing positions.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised. The Fund will be required to sell the security at a disadvantageous price, and the resulting loss may be offset only by the amount of the premium the Fund received from writing the option.


  ZERO COUPON SECURITIES AND DISCOUNT NOTES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund and the Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

  Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

  REDEEMABLE SECURITIES

  An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

  AMERICAN DEPOSITORY RECEIPTS ("ADRS")

  ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund and Aggressive Equity Fund intend to invest a small percentage of their total assets in ADRs.

     ADRs are subject to many of the same risks as foreign securities, such as possible:

     o  unavailability of financial information,

     o  changes in currency or exchange rates,

     o  lack of Year 2000 preparedness by the issuer, and

     o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.


  MORTGAGE-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans ("CMOs"). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

  Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), and participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs"). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

  Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

    o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages at a lower rate than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.

 INFORMATION ABOUT FUND SHARES



  PRICING OF FUNDS' SHARES
  ----------------------------------------------------------------------------

  The purchase or redemption price of a Fund share is equal to its net asset value that we calculate after we receive the purchase or redemption order. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a VALUATION DAY).

  In determining a Fund's net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

  If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.


  PURCHASE OF SHARES
  ----------------------------------------------------------------------------

  The Investment Company offers shares in the Funds, without sales charge, only to the Insurance Companies for allocation to their Separate Accounts. Acceptance by an Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company.


  REDEMPTION OF SHARES
  ----------------------------------------------------------------------------

  The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

  We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by an Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.


  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
  ----------------------------------------------------------------------------

  For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund's net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

  The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

  The Insurance Companies, through the Separate Accounts, are the shareholders of the Investment Company's Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company's shares.

  A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

  FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years, or for the period of a Fund's operations if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

  The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.


  ALL AMERICA FUND
  ----------------------------------------------------------------------------


                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
                                                             1998     1997        1996       1995        1994
                                                            ------ ---------- ----------- ---------- ------------
 NET ASSET VALUE, BEGINNING OF PERIOD .....................         $ 2.44      $  2.13    $ 1.61      $  1.80
                                                                    ------      -------    ------      -------
 Income From Investment Operations
   Net Investment Income ..................................            .03          .03       .03          .04
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................            .62          .41       .56         (.01)
                                                                    ------      -------    ------      -------
    Total From Investment Operations ......................            .65          .44       .59          .03
                                                                    ------      -------    ------      -------
 Less Distributions
   Dividends (from net investment income) .................            (.03)       (.03)      (.03)       (.04)
   Distributions (from capital gains) .....................            (.35)       (.10)      (.04)       (.18)
                                                                    -------     -------    -------     -------
    Total Distributions ...................................            (.38)       (.13)      (.07)       (.22)
                                                                    -------     -------    -------     -------

 NET ASSET VALUE, END OF PERIOD ...........................         $ 2.71      $  2.44    $ 2.13      $  1.61
                                                                    =======     =======    =======     =======

 Total Return(c) ..........................................            26.8%       20.7%      36.6%        1.3%*
 Net Assets, End of Period ($ millions)....................          $  700     $   637     $  533     $   375
 Ratio of Expenses to Average Net Assets ..................             .50%        .50%       .50%        .50%
 Ratio of Net Income to Average Net Assets ................             .98%       1.26%      1.57%       2.11%
 Portfolio Turnover Rate(a) ...............................           28.64%      28.35%     33.63%     129.80%

  ----------
  *Reflects the combined data of this Fund and that of its predecessor.
   Effective May 1, 1994, the Fund was renamed the All America Fund, its investment objective and policies were changed and subadvisers were added.

  EQUITY INDEX FUND
  ----------------------------------------------------------------------------


                                                                         YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                             1998     1997       1996       1995       1994
                                                            ------ ---------- ---------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................         $ 1.59     $ 1.35     $ 1.02      $ 1.04
                                                                    ------     ------     ------      ------
  Income From Investment Operations
   Net Investment Income ..................................            .03        .03        .02         .03
   Net Gains or Losses on Securities (both realized and
     unrealized) ..........................................            .50        .27        .36        (.01)
                                                                    ------     ------     ------      ------
     Total From Investment Operations .....................            .53        .30        .38         .02
                                                                    ------     ------     ------      ------
  Less Distributions
   Dividends (from net investment income) .................            (.03)      (.03)      (.03)      (.03)
   Distributions (from capital gains) .....................            (.01)      (.03)      (.02)      (.01)
                                                                    -------    -------    -------     ------
     Total Distributions ..................................            (.04)      (.06)      (.05)      (.04)
                                                                    -------    -------    -------     ------

  NET ASSET VALUE, END OF PERIOD ..........................         $ 2.08     $ 1.59     $ 1.35      $ 1.02
                                                                    =======    =======    =======     ======

  Total Return(c) .........................................            33.1%      22.7%      36.6%       1.5%
  Net Assets, End of Period ($ millions)...................          $  237     $  102     $   43     $   26
  Ratio of Expenses to Average Net Assets .................             .13%       .13%       .13%       .13%
  Ratio of Net Income to Average Net Assets ...............            1.86%      2.19%      2.50%      2.67%
  Portfolio Turnover Rate(a) ..............................           14.17%      5.85%     13.99%      6.59%

  AGGRESSIVE EQUITY FUND
  ----------------------------------------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------
                                                             1998     1997       1996          1995           1994*
                                                            ------ ---------- ---------- ---------------   ----------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................         $ 1.47     $  1.35      $  1.05          $ 1.00
                                                                    ------     -------      -------          ------
  Income From Investment Operations
   Net Investment Income ..................................            .01         .01          .01             .01
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................            .31         .36          .39             .05
                                                                    ------     -------      -------          ------
    Total From Investment Operations ......................            .32         .37          .40             .06
                                                                    ------     -------      -------          ------
  Less Distributions
   Dividends (from net investment income) .................            (.01)       (.01)       (.01)           (.01)
   Distributions (from capital gains) .....................            (.17)       (.24)       (.09)             --
                                                                    -------    --------     -------          ------
    Total Distributions ...................................            (.18)       (.25)       (.10)           (.01)
                                                                    -------    --------     -------          ------

  NET ASSET VALUE, END OF PERIOD ..........................         $ 1.61     $  1.47      $  1.35          $ 1.05
                                                                    =======    ========     =======          ======

  Total Return(c) .........................................            21.2%       27.1%       38.2%(b)         6.0%
  Net Assets, End of Period ($ millions)...................          $  287     $   136   $      59          $   27
  Ratio of Expenses to Average Net Assets .................             .85%        .85%        .85%            .56%
  Ratio of Net Income to Average Net Assets ...............             .33%        .45%        .65%            .70%
  Portfolio Turnover Rate(a) ..............................           80.94%     103.68%     116.52%          60.86%

     ----------
     * The Fund commenced operations on May 2, 1994.

  COMPOSITE FUND
  ----------------------------------------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
                                                             1998     1997       1996       1995        1994
                                                            ------ ---------- ---------- ---------- ------------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................         $  1.77    $ 1.81     $ 1.57      $  1.71
                                                                    -------    ------     ------      -------
  Income From Investment Operations
   Net Investment Income ..................................             .07       .07        .08          .05
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................             .24       .14        .27         (.10)
                                                                    -------    ------     ------      -------
    Total From Investment Operations ......................             .31       .21        .35         (.05)
                                                                    -------    ------     ------      -------
  Less Distributions
   Dividends (from net investment income) .................             (.07)     (.08)      (.08)       (.07)
   Distributions (from capital gains) .....................             (.39)     (.17)      (.03)       (.02)
                                                                    --------   -------    -------     -------
    Total Distributions ...................................             (.46)     (.25)      (.11)       (.09)
                                                                    --------   -------    -------     -------

  NET ASSET VALUE, END OF PERIOD ..........................         $  1.62    $ 1.77     $ 1.81      $  1.57
                                                                    ========   =======    =======     =======

  Total Return(c) .........................................             17.7%     11.9%      21.9%       (3.0%)
  Net Assets, End of Period ($ millions)...................          $   305    $  283     $  276    $    233
  Ratio of Expenses to Average Net Assets .................              .50%      .50%       .50%        .50%
  Ratio of Net Income to Average Net Assets ...............             3.57%     3.63%      4.30%       3.88%
  Portfolio Turnover Rate(a) ..............................           104.04%    69.79%     76.84%     113.86%

  BOND FUND
  ----------------------------------------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                             1998     1997        1996       1995       1994
                                                            ------ ---------- ----------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................         $ 1.38      $  1.43    $ 1.27      $ 1.41
                                                                    ------      -------    ------      ------
  Income From Investment Operations
   Net Investment Income ..................................            .09          .09       .09         .09
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................            .06         (.04)      .16        (.14)
                                                                    ------      -------    ------      ------
    Total From Investment Operations ......................            .15          .05       .25        (.05)
                                                                    ------      -------    ------      ------
  Less Distributions
   Dividends (from net investment income) .................            (.09)       (.09)      (.09)      (.09)
   Distributions (from capital gains) .....................            (.01)       (.01)        --         --
                                                                    -------     -------    -------     ------
    Total Distributions ...................................            (.10)       (.10)      (.09)      (.09)
                                                                    -------     -------    -------     ------
  NET ASSET VALUE, END OF PERIOD ..........................         $ 1.43      $  1.38    $ 1.43      $ 1.27
                                                                    =======     =======    =======     ======

  Total Return(c) .........................................            10.4%        3.5%      19.4%      (3.2%)
  Net Assets, End of Period ($ millions)...................          $  414     $   329     $  311    $   249
  Ratio of Expenses to Average Net Assets .................             .50%        .50%       .50%       .50%
  Ratio of Net Income to Average Net Assets ...............            6.69%       6.70%      6.64%      6.32%
  Portfolio Turnover Rate(a) ..............................           57.71%      30.14%     41.93%     51.14%

  MID-TERM BOND FUND
  ----------------------------------------------------------------------------


                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
                                                             1998      1997        1996        1995       1994
                                                            ------ ----------- ------------ --------- -----------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................          $  .90      $  1.00     $  .91     $  .99
                                                                     ------      -------     ------     ------
  Income From Investment Operations
   Net Investment Income ..................................             .05          .14        .06        .03
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................             .01         (.10)       .09       (.07)
                                                                     ------      -------     ------     ------
    Total From Investment Operations ......................             .06          .04        .15       (.04)
                                                                     ------      -------     ------     ------
  Less Distributions
   Dividends (from net investment income) .................            (.06)        (.14)       (.06)     (.04)
   Distributions (from capital gains) .....................              --           --          --        --
                                                                     ------      -------     -------    ------
    Total Distributions ...................................            (.06)        (.14)       (.06)     (.04)
                                                                     ------      -------     -------    ------
  NET ASSET VALUE, END OF PERIOD ..........................          $  .90      $   .90     $ 1.00     $ 0.91
                                                                     ======      =======     =======    ======

  Total Return(c) .........................................             7.3%         3.9%       16.3%    (3.7)%
  Net Assets, End of Period ($ millions)...................          $   15      $    13      $   24    $  24
  Ratio of Expenses to Average Net Assets .................             .50%         .50%        .50%     .50%
  Ratio of Net Income to Average Net Assets ...............            5.87%        5.80%       5.73%    4.71%
  Portfolio Turnover Rate(a) ..............................           12.89%      144.55%      73.72%    7.52%

  SHORT-TERM BOND FUND
  ----------------------------------------------------------------------------


                                                                         YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                             1998     1997       1996       1995       1994
                                                            ------ ---------- ---------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF PERIOD ....................          $ 1.03     $ 1.02     $ 1.00     $ 1.02
                                                                     ------     ------     ------     ------
  Income From Investment Operations
   Net Investment Income ..................................             .07        .04        .06        .04
   Net Gains or Losses on Securities (both realized and
    unrealized) ...........................................            (.01)       .01        .02       (.02)
                                                                     ------     ------     ------     ------
    Total From Investment Operations ......................             .06        .05        .08        .02
                                                                     ------     ------     ------     ------
  Less Distributions
   Dividends (from net investment income) .................            (.07)      (.04)      (.06)      (.04)
   Distributions (from capital gains) .....................              --         --         --         --
                                                                     ------     ------     ------     ------
    Total Distributions ...................................            (.07)      (.04)      (.06)      (.04)
                                                                     ------     ------     ------     ------
  NET ASSET VALUE, END OF PERIOD ..........................          $ 1.02     $ 1.03     $ 1.02     $ 1.00
                                                                     ======     ======     ======     ======

  Total Return(c) .........................................             6.0%       4.9%       7.7%       1.4%
  Net Assets, End of Period ($ millions)...................          $   15     $   16     $    3     $    2
  Ratio of Expenses to Average Net Assets .................             .50%       .50%       .50%       .48%
  Ratio of Net Income to Average Net Assets ...............            5.81%      5.42%      4.65%      3.51%
  Portfolio Turnover Rate(a) ..............................           74.95%      6.68%     16.47%      0.00%

  MONEY MARKET FUND
  ----------------------------------------------------------------------------


                                                                                         YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                             1998      1997        1996       1995       1994
                                                                          --------- ---------- ----------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF PERIOD ..................................             $ 1.19     $  1.18     $ 1.19     $ 1.17
                                                                                      ------     -------     ------     ------
  Income From Investment Operations
   Net Investment Income ................................................                .07         .06        .07        .03
   Net Gains or Losses on Securities (both realized and unrealized) .....                 --          --         --        .02
                                                                                      ------     -------     ------     ------
    Total From Investment Operations ....................................                .07         .06        .07        .05
                                                                                      ------     -------     ------     ------
  Less Distributions
   Dividends (from net investment income) ...............................               (.08)       (.05)      (.08)      (.03)
                                                                                      ------     -------     ------     ------
    Total Distributions .................................................               (.08)       (.05)      (.08)      (.03)
                                                                                      ------     -------     ------     ------
  NET ASSET VALUE, END OF PERIOD ........................................             $ 1.18     $  1.19     $ 1.18     $ 1.19
                                                                                      ======     =======     ======     ======

  Total Return(c) .......................................................                5.5%        5.3%       5.8%       4.1%
  Net Assets, End of Period ($ millions).................................             $   68     $    78     $   73     $   81
  Ratio of Expenses to Average Net Assets ...............................     .25%       .25%        .25%       .25%       .26%
  Ratio of Net Income to Average Net Assets .............................               5.32%       5.21%      5.66%      4.15%
  Portfolio Turnover Rate(a) ............................................     N/A       N/A         N/A        N/A        N/A

     ----------
  (a) Portfolio turnover rate excludes all short-term securities.

  (b) Not annualized.

  (c)Total Return information does not reflect separate account charges under contracts that allocate premiums or contributions to the Separate Accounts, which invest in the Funds.

                              Investment Company
                              ------------------
                   Mutual of America Investment Corporation



                              Investment Adviser
                              ------------------
               Mutual of America Capital Management Corporation



               Subadvisers for a portion of the All America Fund
               -------------------------------------------------
                          Fred Alger Management, Inc.
                              Oak Associates Ltd.
                    Palley-Needelman Asset Management, Inc.



                             Independent Auditors
                             --------------------
                              Arthur Andersen LLP



                                    Counsel
                                    -------
                     Swidler Berlin Shereff Friedman, LLP



                                   Custodian
                                   ---------
                           The Chase Manhattan Bank



  The Investment Company sells shares of its Funds only to the Separate Accounts of Mutual of America Life Insurance Company and The American Life Insurance Company of New York for the variable accumulation annuity and variable universal life insurance products they issue.

  MUTUAL OF AMERICA INVESTMENT CORPORATION

  320 PARK AVENUE, NEW YORK, NEW YORK 10022





  YOU MAY OBTAIN MORE INFORMATION
  ----------------------------------------------------------------------------

  REGISTRATION STATEMENT. We have filed with the Securities and Exchange Commission (the COMMISSION) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.



  STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.



  SEMI-ANNUAL AND ANNUAL REPORTS. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.



  HOW TO OBTAIN THE SAI AND REPORTS. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

    o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Investment Company, or

    o  calling 1-212-224-1600 and asking for the Investment Company.

  The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.



  WHERE TO DIRECT QUESTIONS. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company or The American Life Insurance Company of New York.





   Investment Company Act of 1940 Act File Number 811-5084






  ----------------------------------------------------------------------------

  PROSPECTUS DATED MAY 1, 1999

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (212) 224-1600


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1999


  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Investment Corporation Prospectus dated May 1, 1999, and you should retain the Statement of Additional Information for future reference.

  A copy of the Prospectus is available to you at no charge. To obtain a copy, you may write to the Mutual of America Investment Corporation at the above address or call the telephone number listed above.



                               TABLE OF CONTENTS




                                                                 PAGE
                                                                -----
  Investment Company's Form of Operations ...................     2
  Investment Strategies and Related Risks ...................     2
   Additional Permitted Investments .........................     2
   Additional Investment Strategies .........................     5
   Additional Information about Specific Types of Securities      8
   Insurance Law Restrictions ...............................    12
  Fundamental Investment Restrictions .......................    13
  Management of the Investment Company ......................    14
  Investment Advisory Arrangements ..........................    15
  Portfolio Transactions and Brokerage ......................    17
  Purchase, Redemption and Pricing of Shares ................    19
  Taxation of the Investment Company ........................    20
  Distribution Arrangements .................................    21
  Yield and Performance Information .........................    21
  Description of Corporate Bond Ratings .....................    23
  Independent Auditors ......................................    25
  Legal Matters .............................................    25
  Custodian .................................................    25
  Use of Standard & Poor's Indices ..........................    25
  Financial Statements ......................................    26

                    INVESTMENT COMPANY'S FORM OF OPERATIONS


  HISTORY AND OPERATING FORM
  ----------------------------------------------------------------------------

  Mutual of America Investment Corporation (the INVESTMENT COMPANY) was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Investment Company is a successor to Separate Account No. 2 of Mutual of America Life Insurance Company (MUTUAL OF AMERICA).

  The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently nine
  Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund. Prior to May 1, 1994, the All America Fund was known as the Stock Fund, had different investment objectives and did not have any subadvisers.


  OFFERING OF SHARES
  ----------------------------------------------------------------------------

  The Investment Company offers Fund shares only to separate accounts of Mutual of America and Mutual of America's indirect wholly-owned subsidiary, The American Life Insurance Company of New York (AMERICAN LIFE). In this Statement of Additional Information, Mutual of America and American Life are referred to as the INSURANCE COMPANIES and the separate accounts of the Insurance Companies are referred to as the Separate Accounts.

  Contractholders, participants and policyowners of variable annuity contracts and variable life policies issued by the Insurance Companies allocate their contributions and premiums to funds of the Separate Accounts. Each Separate Account has nine Funds that purchase shares in the corresponding Funds of the Investment Company. The Insurance Companies are the record holders of the Investment Company Funds' shares.


  DESCRIPTION OF SHARES
  ----------------------------------------------------------------------------

  The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has nine classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.

  All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

  The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

  Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Accrued liabilities that are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, the other Funds could be liable for the excess.



                    INVESTMENT STRATEGIES AND RELATED RISKS

  The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.


  ADDITIONAL PERMITTED INVESTMENTS
  ----------------------------------------------------------------------------

  The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

  EQUITY INDEX FUND AND MID-CAP EQUITY INDEX FUND: In addition to common stocks and futures contracts, the Funds may invest in:

     o  money market instruments and
     o  U.S. Government and U.S. Government agency obligations.

  ALL AMERICA FUND -- ACTIVE ASSETS: In addition to common stocks, the Active Assets of the All America Fund may be invested in:

     o securities convertible into common stocks, including warrants and convertible bonds,
     o  bonds,
     o  money market instruments,
     o  U.S. Government and U.S. Government agency obligations,
     o foreign securities and ADRs,
     o futures and options contracts,
     o preferred stock,
     o equipment trust certificates, and
     o mortgage-backed and asset-backed securities.

     The Indexed Assets may be invested in:

     o money market instruments, and
     o U.S. Government and U.S. Government agency obligations.

     The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

     AGGRESSIVE EQUITY FUND: In addition to common stocks, the Aggressive Equity Fund may invest in:

     o securities convertible into common stocks, including warrants and convertible bonds,
     o bonds,
     o money market instruments,
     o U.S. Government and U.S. Government agency obligations,
     o foreign securities and ADRs,
     o futures and options contracts,
     o preferred stock,
     o equipment trust certificates, and
     o mortgage-backed and asset-backed securities.

     COMPOSITE FUND: In addition to common stocks, the equity portion of the Composite Fund may be invested in:

     o securities convertible into common stocks, including warrants,
     o preferred stock,
     o money market instruments,
     o U.S. Government and U.S. Government agency obligations,
     o foreign securities and ADRs, and
     o futures and options contracts.

  In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Composite Fund may be invested in:

     o asset-backed securities,
     o money market instruments,
     o non-investment grade securities,
     o foreign securities,
     o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and
     o equipment trust certificates.

  BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND (THE "BOND FUNDS"): In addition to investment grade debt securities of the type described in the Prospectus, each Bond Fund may invest in :

     o asset-backed securities,
     o non-investment grade securities, for up to 20% of its assets,
     o foreign securities,
     o cash and money market instruments,

    o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,
    o  preferred stock,
    o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and
    o  equipment trust certificates.

  Each of the Bond Funds may invest up to 75% of its assets in securities issued by companies in the electric, gas and telephone utility industries. Currently, none of the Bond Funds anticipates that it will concentrate in utility industry securities. These industries are subject to extensive government regulation as to rates and services, and investments in the utility industry(ies) involve the risk of unfavorable action by regulatory authorities. If a Bond Fund were to concentrate in one of the utility industries, adverse circumstances could affect all companies in that industry simultaneously. In addition, debt securities in electric, gas and telephone industries tend to have longer maturities than those of industrial issuers and often do not require partial repayment of the principal through a sinking fund, as do corporate debt securities. As a result, electric, gas and telephone securities may show more price volatility in periods of changing interest rates than debt securities of corporate issuers.

  MONEY MARKET FUND: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

    o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

    o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

    o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

    o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

    o variable amount floating rate notes; and

    o debt securities issued by a corporation.

  The Money Market Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.

  Under the Money Market Fund's investment policy, MONEY MARKET INSTRUMENTS AND OTHER SHORT-TERM DEBT SECURITIES means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

     The securities in the Money Market Fund must meet the following quality requirements --

    o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

    o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

  The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

  The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than government securities and repurchase agreements fully collateralized by government securities) provided that (x) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has an unconditional put and
  (y) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.


  ADDITIONAL INVESTMENT STRATEGIES
  ----------------------------------------------------------------------------

  LENDING OF SECURITIES


  The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement.

  A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

  Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

  The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

  Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.


  REPURCHASE AGREEMENTS

  The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

  Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

  Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

  The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

  Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

  A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.


  RULE 144A INVESTMENTS, SECTION 4(2) COMMERCIAL PAPER AND ILLIQUID SECURITIES

  Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities.

  The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

  Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.


  OPTIONS AND FUTURES CONTRACTS

  Each of the Funds may purchase and sell options and futures contracts, as described below, as long as the contracts are traded on a domestic exchange. Each of the Funds may:

    o Sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call;


    o Buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract;

    o Purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities; and

    o Purchase and sell futures contracts, and purchase options on futures contracts, on indexes of securities.

  A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.


        - A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.


        - A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

    o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.


        - Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        - As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

    o The Funds also may purchase put options on securities or stock indexes for the same types of hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

    o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.


        - When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        - If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        - A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


  RISKS IN FUTURES AND OPTIONS TRANSACTIONS INCLUDE THE FOLLOWING:

    o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

    o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

    o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

    o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

  A CALL OPTION is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays a Fund (the seller) a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.

  A PUT OPTION is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

  In addition to options (both calls and puts) on individual securities, the Funds may purchase and sell OPTIONS ON INDEXES OF SECURITIES such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. Options on stock indexes, like options on individuals securities, are traded on national securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange and the New York Stock Exchange.

  A FUTURES CONTRACT ON FIXED INCOME SECURITIES requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Board of Trade.

  An OPTION ON A FUTURES CONTRACT provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

  A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin." While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market".


  ADDITIONAL INFORMATION ABOUT SPECIFIC TYPES OF SECURITIES
  ----------------------------------------------------------------------------

  NON-INVESTMENT GRADE SECURITIES


  The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

  Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

  Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in non-investment grade debt securities.


  U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY OBLIGATIONS

  All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

  U.S. GOVERNMENT OBLIGATIONS: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

  U.S. GOVERNMENT AGENCY OBLIGATIONS: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

  Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.


  MONEY MARKET INSTRUMENTS

  All of the Funds may purchase money market instruments, which include the following.

  CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

  TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

  BANKERS' ACCEPTANCE. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

  VARIABLE AMOUNT FLOATING RATE NOTES. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

  CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

  TREASURY BILLS. See "U.S. Government and U.S. Government Agency
  Obligations" above.


  ZERO COUPON SECURITIES AND DISCOUNT NOTES; REDEEMABLE SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, and the All America Fund and Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

  Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).


  FOREIGN SECURITIES

  In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund, Mid-Cap Equity Index Fund and the Money Market Fund may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

  The Investment Company has a fundamental investment restriction that limits foreign securities, including foreign exchange transactions, to 20% of a Fund's total assets. (See "Fundamental Investment Restrictions", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

  The Investment Company will consider special factors before investing in foreign securities. These include:

     o Year 2000 preparedness by the issuer and the foreign exchange where the security is traded,
     o changes in currency rates or currency exchange control regulations,
     o the possibility of expropriation,
     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,
     o less liquidity and more volatility in foreign securities markets,
     o the impact of political, social or diplomatic developments, and
     o the difficulty of assessing economic trends in foreign countries.

  The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.


  AMERICAN DEPOSITORY RECEIPTS

  ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not considered foreign securities for purposes of the restriction on the amount of foreign securities -- see Fundamental Investment Restrictions.

     The Investment Company will consider special factors before investing in
ADRs: These include:

     o  Year 2000 preparedness by the issuer,
     o changes in currency rates or currency exchange control regulations,
     o the possibility of expropriation,
     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

     o the impact of political, social or diplomatic developments, and
     o the difficulty of assessing economic trends in foreign countries.


  CONVERTIBLE SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible securities, which normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.


  EQUIPMENT TRUST CERTIFICATES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

  The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in equipment trust certificates.


  ASSET-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

  Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, although asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

     The Investment Company currently anticipates that no Fund will:

    o  invest more than 10% of its total assets in asset-backed securities,

    o invest in interest-only strips or principal-only strips ("IOs" or "POs") of asset-backed securities, or

    o purchase the final or most speculative tranche of asset-backed securities issues.


  MORTGAGE-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific
  Investments or Strategies and Related Risks".

     The Investment Company currently anticipates that no Fund will:

    o invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

    o invest in interest-only strips or principal-only strips ("IOs" or "POs") of mortgage-backed securities, or

    o purchase the final or most speculative tranche of CMO or other mortgage-backed securities issues.


  WARRANTS

  The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally has the option of paying cash for the common stock to be purchased or of surrendering a portion of the security already owned (such as a debt obligation).

  The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its assets in warrants.


  PREFERRED STOCK

  The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

  An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

  Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

  Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

  The Investment Company currently anticipates that no Fund will invest more than 10% of its assets in preferred stock.


  INSURANCE LAW RESTRICTIONS
  ----------------------------------------------------------------------------

  Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts. If necessary in order for shares of the Investment Company's Funds to remain eligible investments for the Separate Accounts, a Fund may from time to time limit the amount of its investments in certain types of securities, such as foreign securities and debt or equity securities of certain issuers.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of the affected Fund(s) approves the change. None of the Funds will:

  1. purchase or sell options or futures except those listed on a domestic exchange;

  2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities (see "Foreign Securities");

  3. make an investment in order to exercise control of management over a company (either singly or together with other Funds);

  4. underwrite the securities of other companies, including purchasing securities that are restricted under the Securities Act of 1933 ("1933 Act") or rules or regulations issued under the 1933 Act (restricted securities cannot be sold publicly until they are registered under the 1933 Act);

  5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position,

  6.   purchase commodities or commodity contracts;

  7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one bank), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities (see the caption entitled "The Money Market Fund" in the Prospectus for more restrictive policies relating to that fund);

  8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

  9. issue senior securities except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities);

  10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except for the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund, each of which may invest up to 75% of its total assets in the electric, gas and/or telephone utilities industries, as described under the caption "Investment Objectives and Policies of the Funds -- The Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund" in the Prospectus;

  11. purchase real estate or mortgages directly. The All America and Aggressive Equity Funds may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund may each buy mortgage-backed debt issues;

  12. invest more than 5% of its total assets in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of a Fund's total assets;

  13. purchase any security on margin or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a fund's total assets at market value;

  14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value), or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

  15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

  16. purchase oil and gas interests, except that the Funds may purchase securities of issuers that invest in oil or gas interests. The Money Market Fund will not purchase equity securities, voting securities, local or state government securities, or corporate debt or other than those types of securities specifically mentioned in its investment objectives.

  If a Fund complies with a percentage restriction at the time it makes an investment, a later increase that results from a change in the values of portfolio securities or the Fund's net assets will not be considered a violation.



                     MANAGEMENT OF THE INVESTMENT COMPANY

  The Directors of the Investment Company consist of six individuals, four of whom are not "interested persons" of the Investment Company as defined in the 1940 Act. The Directors are responsible for the overall supervision of the Investment Company's operations and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Directors elect officers of the Investment Company.

     The Directors and Officers of the Investment Company and their principal employment are as follows:



                            POSITION HELD WITH THE            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS            INVESTMENT COMPANY                DURING PAST 5 YEARS
  Dolores J. Morrissey*     Chairman of the Board,            President, Mutual of America Securities
  320 Park Avenue           President and Director            Corporation, since August 1996; Executive
  New York, NY 10022                                          Vice President and Assistant to the President of
                                                              the Adviser March 1996 to December 1996;
                                                              President and Chief Executive Officer of the
                                                              Adviser from June 1994 to March 1996;
                                                              Executive Vice President of the Adviser from
                                                              September 1993 until June, 1994. Executive
                                                              Vice President of Mutual of America Life until
                                                              January 1994

  Manfred Altstadt*         Senior Executive Vice             Senior Executive Vice President and Chief
  320 Park Avenue           President, Chief Financial        Financial Officer of the Adviser, Mutual of
  New York, NY 10022        Officer, Treasurer and Director   America Life and American Life

  Peter J. Flanagan         Director                          President of The Life Insurance Council of
  551 Fifth Avenue                                            New York
  New York, NY 10176

  George J. Mertz           Director                          Retired; formerly President and CEO of
  Ridgewood, NJ 07450                                         National Industries for the Blind

  James J. Needham          Director                          Business Consultant to corporations on
  Bridgehampton, NY 11932                                     financial, planning and regulatory matters
                                                              during the past five years. Formerly United
                                                              States Ambassador to Japan, Chairman of the
                                                              New York Stock Exchange and Commissioner
                                                              of the Securities and Exchange Commission
  Howard J. Nolan           Director                          President and C.P.O., United Way of San
  P.O. Box 898                                                Antonio and Bexar County
  San Antonio, TX 78293

  Patrick A. Burns          Senior Executive Vice             Senior Executive Vice President and General
  320 Park Avenue           President and General             Counsel of the Adviser; Senior Executive Vice
  New York, NY 10022        Counsel                           President and General Counsel of Mutual of
                                                              America Life and American Life

  Stanley M. Lenkowicz      Senior Vice President,            Senior Vice President and Deputy General
  320 Park Avenue           Deputy General Counsel            Counsel of Mutual of America Life since
  New York, NY 10022        and Secretary                     March 1995; prior thereto, Senior Vice
                                                              President and Associate General Counsel

     ----------
     * Mr. Altstadt and Ms. Morrissey are "interested persons" within the meaning of the 1940 Act.

  The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee.

Set forth below is a table showing compensation paid to the directors during 1998.



                            AGGREGATE            PENSION OR                            TOTAL COMPENSATION FROM
                        COMPENSATION FROM   RETIREMENT BENEFITS                        INVESTMENT COMPANY AND
                            INVESTMENT       ACCRUED AS PART OF   ESTIMATED BENEFITS      OTHER INVESTMENT
NAME OF DIRECTOR             COMPANY           FUND EXPENSES        UPON RETIREMENT     COMPANIES IN COMPLEX
---------------------------------------------------------------------------------------------------------------
  Manfred Altstadt ...      None (1)               None                 None                           None (1)
  Dolores J.
   Morrissey .........      None (1)               None                 None                           None (1)
  Peter J. Flanagan .. $(2)                        None                 None                   $(2)
  George J. Mertz .... $(2)                        None                 None                   $(2)
  James J. Needham     $(2)                        None                 None                   $(2)
  Howard J. Nolan .... $(2)                        None                 None                   $(2)

  ----------

  (1) As employees of the Adviser's affiliates and as "interested persons" of the Investment Company, Ms. Morrissey and Mr. Altstadt serve as directors of the Investment Company without compensation.

  (2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.



                       INVESTMENT ADVISORY ARRANGEMENTS

  INVESTMENT ADVISER. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser" or "Capital Management"), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

  Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from Mutual of America Life. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc. and the General Accounts of Mutual of America Life and American Life.

  The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

  Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

    o performing investment research and evaluating pertinent economic, statistical and financial data;

    o consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

    o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

    o   management of investments;

    o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

    o   maintaining all required records;

    o   making arrangements for the safekeeping of assets; and

    o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

  The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

  The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services.

  ADVISORY FEES. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

     Equity Index and Mid-Cap Equity Index Funds -- .125%
     All America, Composite, Bond, Mid-Term Bond and Short-Term
          Bond Funds -- .50%
     Aggressive Equity Fund -- .85%
     Money Market Fund -- .25%


               INVESTMENT ADVISORY FEES PAID BY FUNDS TO ADVISER
                             FOR PAST THREE YEARS*


         FUND              1998          1997          1996
     Equity Index      $   412,769   $  221,763    $   91,790
     All America       $ 3,559,615   $3,487,086    $2,924,546
  Aggressive Equity    $ 2,007,629   $1,955,550    $  835,441
      Composite        $ 1,601,894   $1,464,132    $1,412,746
         Bond          $ 2,245,279   $1,850,985    $1,544,608
    Mid-Term Bond      $    68,431   $   73,392    $  163,102
   Short-Term Bond     $    91,736   $   78,795    $   56,971
     Money Market      $   173,091   $  199,652    $  152,048
      Total Fees       $10,160,444   $9,331,355    $7,181,252

     * Excludes Mid-Cap Equity Index Fund, which began operations on May 1,
1999.

  OTHER FUND EXPENSES. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

     o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

     o directors' fees and expenses,

     o fees and expenses of its independent certified public accountants

     o fees and expenses of its legal counsel,

     o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

     o the cost of preparation and filing registration statements and amendments thereto,

     o bank transaction charges and custodian's fees,

     o any proxy solicitors' fees and expenses,

     o SEC filing fees,

     o any federal, state or local income or other taxes,

     o any membership or licensing fees of the Investment Company Institute and similar organizations,

     o fidelity bond and directors' liability insurance premiums, and

     o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

  EXPENSE REIMBURSEMENT BY THE ADVISER. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue or modify its policy of paying expenses of the Funds at any time.

  SUBADVISERS FOR PORTION OF THE ALL AMERICA FUND. For approximately 30% of the assets of the All America Fund (the ACTIVE ASSETS), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (ALGER MANAGEMENT), Oak Associates, Ltd. (OAK ASSOCIATES) and Palley-Needelman Asset Management, Inc. (PALLEY-NEEDELMAN) (each a SUBADVISER, and together the SUBADVISERS). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

  Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

  SUBADVISORY FEES. The Adviser, not the Investment Company, pays the Subadvisers for the advisory services they provide to the All America Fund at the following annual rates of net assets under management, calculated as a daily charge:

     o Fred Alger Management -- .45%
     o Oak Associates -- 30%
     o Palley-Needelman Asset Management -- .30%


                      FEES PAID BY ADVISER TO SUBADVISERS
                             FOR PAST THREE YEARS



                 SUBADVISER                      1998        1997        1996
            Fred Alger Management, Inc.       $317,439    $294,755    $243,662
                 Oak Associates, Ltd.         $204,454    $208,892    $183,308
    Palley-Needelman Asset Management, Inc.   $221,149    $208,284    $175,250
                     Total                    $743,042    $711,931    $602,220

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


  SELECTION OF BROKERS AND DEALERS
  ----------------------------------------------------------------------------

  The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

    o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

    o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

    o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

    o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

    o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

  Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

  At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.


  COMMISSIONS TO AFFILIATED BROKERS
  ----------------------------------------------------------------------------

  During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (SECURITIES CORPORATION), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (FRED ALGER), an affiliate of Alger Management, Inc., as follows:



              YEAR OF                COMMISSIONS      % OF TOTAL      % OF AGGREGATE DOLLARS
           PAYMENT/BROKER                PAID      COMMISSIONS PAID      OF TRANSACTIONS
   1998 -- Securities Corporation      $ 50,136            2.5%                 2.3%
   1997 -- Securities Corporation      $ 64,092           3.14%                 3.6%
   1996 -- Securities Corporation      $ 70,708            5.5%                6.25%
   1998 -- Fred Alger                  $180,054            8.8%                 7.3%
   1997 -- Fred Alger                  $216,495          10.61%               10.03%
   1996 -- Fred Alger                  $ 72,555            5.7%                 4.7%

  The purchases and sales placed through the Securities Corporation related primarily to large capitalization stocks, many of which are included in the S&P 500 Index. The purchases and sales placed through Fred Alger related primarily to smaller capitalization stocks, for which execution may be more difficult.


  PORTFOLIO TURNOVER
  ----------------------------------------------------------------------------

  In 1998, the portfolio turnover rate was 144%, compared to turnover rates of 81% in 1997 and 104% in 1996. The 1998 rate was higher due to a change in the Fund's portfolio manager during the year and the subsequent restructuring of the Fund's portfolio by the new manager. The Fund anticipates that its 1999 portfolio turnover rate will be comparable to the rates for 1997 and 1996.

  The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

  The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.



                  PURCHASE, REDEMPTION AND PRICING OF SHARES



  CALCULATION OF NET ASSET VALUE
  ----------------------------------------------------------------------------

  A Separate Account purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

     o  the sum of the value of the securities the Fund holds,

     o plus any cash or other assets, including interest and dividends accrued, and

     o  minus all liabilities, including accrued expenses.

  Net asset value is determined once daily immediately after the declaration of dividends, if any, as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Standard Time) on each day the Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day. The Investment Company determines the net asset value for a Valuation Period by multiplying a Fund's net asset value per share as of the preceding Valuation Period by that Fund's Change Factor (described below) for the current Valuation Period.

     The Change Factor for a Fund for any Valuation Period is determined as:

    (a) the ratio of (i) the net asset value of the Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund for that Valuation Period, to (ii) the net asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

    (b) 1.00000 plus the component of the annual rate of the Adviser's fee against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.




  PRICING OF SECURITIES HELD BY THE FUNDS
  ----------------------------------------------------------------------------

     In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.


  1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

    o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

    o For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

    o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

  2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

  3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

    o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

    o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

    o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

  4) For stock options and futures contracts, these valuations apply:

    o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

    o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and an amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call.


        - If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        - If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

    o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.



                      TAXATION OF THE INVESTMENT COMPANY


  TAXES ON FUNDS' INVESTMENT EARNINGS AND INCOME
  ----------------------------------------------------------------------------

  The Investment Company has in the past elected the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code, and it intends to continue to qualify under Subchapter M. The Investment Company will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company.

  If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.


  INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
    ----------------------------------------------------------------------------

  Funds of the Investment Company declare dividend and other distributions at least annually. The dividends and distributions are 100% reinvested in additional full and fractional shares of the Fund to which they relate, both for net investment income and net realized short- or long-term capital gains. For each Fund, the Investment Company intends to distribute all net realized long- or short-term capital gains, if any, and net investment income to the shareholders of the Fund.

  The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.



                           DISTRIBUTION ARRANGEMENTS

  The Investment Company sells shares of its Funds on a continuous basis, and it sells only to the Separate Accounts of the Insurance Companies. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Mutual of America, as principal underwriter, for the distribution of the Funds' shares. Mutual of America is a registered broker-dealer with the National Association of Securities Dealers, Inc.



                       YIELD AND PERFORMANCE INFORMATION

  Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

  YIELD OF THE MONEY MARKET FUND. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

  Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes during the period are not included in the value for the end of the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

  Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

  The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 31, 1998. Yields may fluctuate substantially from the example shown.

    1. Value for December 22, 1998

    2. Value for December 29, 1998 (exclusive of capital changes)

    3. Net change equals Line 1 subtracted from Line 2

    4. Base period return equals Line 3 divided by Line 1

    5. Current yield equals Line 4 annualized (multiplied by 365/7)

  The Money Market Fund calculates effective yield by following steps 1-4 above to obtain a base period return, then compounding the base period return as follows:

            Effective Yield = [(Base Period Return + 1) 365/7] - 1

  CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

  The formula for Total Return with respect to a Fund's shares used herein includes four steps:

   (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

   (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

   (3) assuming redemption at the end of the period; and

   (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

  YIELD OF THE BOND FUNDS. Yield of the shares of the Bond Funds will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

  PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Fund's performance will also disclose the performance of the respective separate account issuing the Contracts.

  Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

  Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL WORLD, FORBES, FORTUNE, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

  In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.


  COMPARATIVE INDICES FOR THE FUNDS
    ----------------------------------------------------------------------------

  The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

  It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

  EQUITY INDEX FUND AND ALL AMERICA FUND: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index").

  The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43, with an average market value of approximately $9 billion. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

  MID-CAP EQUITY INDEX FUND: Performance is compared to the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index").

  The S&P Mid-Cap 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations, generally between $300 million and $5 billion and with an average market value of approximately $1.5 billion. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

  AGGRESSIVE EQUITY FUND: Performance is compared to the Russell 2000 Index.


  The Russell 2000 Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The Russell 2000 companies represent approximately 12% of the Russell 3000 total market capitalization, and the largest company in the Russell 2000 Index has a current market value of approximately $1 billion.

  COMPOSITE FUND: Performance is compared to the S&P 500 Index, the Lehman Government/Corporate Index and the 90-day Treasury bill rate. See "Equity Index Fund and All America Fund" above and "Bond Fund" below).

  These three indices represent the three asset allocation categories in which the Composite Fund invests.

  BOND FUND: Performance is compared to the Lehman Brothers
  Government/Corporate Bond Index (the "Lehman Government/Corporate Index").

  The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

  SHORT-TERM BOND FUND: Performance is compared to the Salomon Brothers 1-3 Year Bond Index.

  MID-TERM BOND FUND: Performance is compared to the Salomon Brothers 3-7 Year Bond Index.

  The Salomon Brothers 1-3 Year Bond Index and the 3-7 Year Bond Index are comprised of the portion of the Salomon Brothers Broad Investment-Grade Bond Index ("BIG Index") with the maturity indicated. The BIG Index includes Treasury, Agency, mortgage and corporate securities. It is market-capitalization weighted and includes all fixed-rate bonds with a maturity of one year or longer and a minimum of $50 million amount outstanding at entry which remain in the index until their amount falls below $25 million ($200 million for mortgage securities).



                     DESCRIPTION OF CORPORATE BOND RATINGS

     Description of Corporate bond ratings of Moody's Investors Services, Inc.:


  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A   - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B   - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C   - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of corporate bond ratings of Standard & Poor's Corporation:

  AAA  - Debt rated AAA has the highest rating assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is very strong.

  AA   - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


  A    - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB-B-CCC-CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             INDEPENDENT AUDITORS

  The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report on the financial statements. We have included the report of Arthur Andersen in reliance upon the authority of that firm as experts in giving audit reports.

  Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 1999. Arthur Andersen LLP also acts as the independent auditors of the Insurance Companies.



                                 LEGAL MATTERS

  The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.



                                   CUSTODIAN

  The Custodian of the securities and other assets held by the Investment Company's Funds is The Chase Manhattan
  Bank, New York, New York 10019.



                       USE OF STANDARD & POOR'S INDICES

  The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund (together, the "Indexed Portfolios") are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Indexed. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, nor is S&P a distributor of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED PORTFOLIOS, OWNERS OF THE INDEXED PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS

     Financial statements of the Investment Corporation for the year ended December 31, 1998 are included as follows:



                                                      PAGE
                                                     -----
  President's Message ..............................
  Portfolio Management Discussions .................
  Portfolio of Investments in Securities:
   Money Market Fund ...............................
   All America Fund ................................
   Equity Index Fund ...............................
   Bond Fund .......................................
   Short-Term Bond Fund ............................
   Mid-Term Bond Fund ..............................
   Composite Fund ..................................
   Aggressive Equity Fund ..........................
  Statement of Assets and Liabilities ..............
  Statement of Operations ..........................
  Statements of Changes in Net Assets ..............
  Financial Highlights .............................
  Notes to Financial Statements ....................
  Report of Independent Public Accountants .........

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements for the year ended December 31, 1998 are to be included in Part B by Post-Effective Amendment filed in April 1999.

     (b) Exhibits. The following Exhibits are filed herewith:

     Exhibit 5(e). Form of Supplement to Investment Advisory Agreement.

     Exhibit 11(b). Consent of Counsel.


ITEM 28. BUSINESS AND OTHER CONNECTIONS WITH INVESTMENT ADVISER

     Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser to the Investment Company, and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each Director and officer of the Adviser is set forth below.



                               POSITIONS                     PRINCIPAL OCCUPATION
NAME                           WITH ADVISER                  DURING PAST TWO YEARS
----------------------------   ---------------------------   -------------------------------------
Thomas J. Moran ............   Director, Chairman of the     President, Chief Executive Officer
320 Park Avenue                Board                         and Director of Mutual of America
NY, NY 10022                                                 Life
F. Harlan Batrus ...........   Director                      Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020
Roger E. Birk ..............   Director                      Past President and Director, Federal
Merrill Lynch                                                National Mortgage Association.
77 Broad Street                                              Chairman Emeritus, Merrill Lynch
Red Bank, NJ 07701                                           & Co., Inc.
Robert X. Chandler .........   Director                      Director, Archdiocese of Boston
Director, Development Office
Archdiocese of Boston
2121 Commonwealth Avenue
Brighton, MA 02135
Nathaniel A. Davis .........   Director                      Vice President, Network Engineering
17680 Old Meadow Rd.                                         Operations, Nextel
McLean, VA 22102                                             Communications
Anthony F. Earley ..........   Director                      President and Chief Operating
Detroit Edison Company                                       Officer, Detroit Edison; prior
2000 Second Avenue                                           thereto President and Chief
Room 2407 WCB                                                Operating Officer, Long Island
Detroit, MI 48226                                            Lighting Company (LILCO)
William T. Knowles .........   Director                      Consultant
Orr's Island, ME 04066
Walter A. McDougal .........   Director                      Former Chairman and President,
Garden City, NY 11530                                        Richmond Hill Savings Bank
James E. Quinn .............   Director                      Vice Chairman, Tiffany & Co.
757 Fifth Avenue
NY, NY 10022
Richard J. Ciecka ..........   President, Chief              Vice Chairman of the Board, Mutual
320 Park Avenue                Executive Officer             of America Life, until October
NY, NY 10022                   and Director                  1998
Manfred Altstadt ...........   Senior Executive Vice         Senior Executive Vice President and
320 Park Avenue                President and Chief           Chief Financial Officer of Mutual
NY, NY 10022                   Financial Officer             of America Life and American Life

                                 POSITIONS                    PRINCIPAL OCCUPATION
NAME                             WITH ADVISER                 DURING PAST TWO YEARS
------------------------------   --------------------------   -------------------------------------
Patrick A. Burns .............   Senior Executive Vice        Senior Executive Vice President and
320 Park Avenue                  President and General        General Counsel of Mutual of
NY, NY 10022                     Counsel                      America Life and American Life
Amir Lear ....................   Executive Vice President     Senior Vice President, Mutual of
320 Park Avenue                  and Assistant to the         America Life, until October 1998
NY, NY 10022                     President and Chief
                                 Executive Officer
Andrew L. Heiskell ...........   Executive Vice President     Executive Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022
Thomas J. Larsen .............   Executive Vice President     Executive Vice President of the
320 Park Avenue                                               Adviser since June 1998; prior
NY, NY 10022                                                  thereto, Senior Vice President,
                                                              Desai Capital Management
Joseph Brunken ...............   Senior Vice President        Senior Vice President of the Adviser
320 Park Avenue                                               since November 1997; prior
NY, NY 10022                                                  thereto, Vice President, Nikko
                                                              Capital Management (USA), Inc.
Jon J. LaBerge ...............   Senior Vice President/       Senior Vice President of the Adviser
320 Park Avenue                  Administration
NY, NY 10022
Stanley M. Lenkowicz .........   Senior Vice President,       Senior Vice President and Deputy
320 Park Avenue                  Deputy General               General Counsel, Mutual of
NY, NY 10022                     Counsel and Secretary        America Life and American Life
Nancy McAvey .................   Senior Vice President        Vice President of the Adviser
320 Park Avenue
NY, NY 10022
Paul Travers .................   Senior Vice President        Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022
Gary P. Wetterau .............   Senior Vice President        Vice President of the Adviser
320 Park Avenue
NY, NY 10022
David Wood ...................   Senior Vice President        Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022
Aline Couture ................   Vice President               Vice President of the Adviser
320 Park Avenue
NY, NY 10022
Doris Klug ...................   Vice President               Vice President of the Adviser
320 Park Avenue
NY, NY 10022
Jonathan Lee .................   Vice President/              Vice President of the Adviser
320 Park Avenue                  Quantitative Analyst
NY, NY 10022
Phillip McMahon ..............   Vice President               Equity Securities Analyst until
320 Park Avenue                                               November 1998
NY, NY 10022

                              POSITIONS          PRINCIPAL OCCUPATION
NAME                          WITH ADVISER       DURING PAST TWO YEARS
---------------------------   ----------------   ------------------------------
Robert H. Stewart .........   Vice President     Vice President of the Adviser
320 Park Avenue
NY, NY 10022

     Each of Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management") is a subadviser for a portion of the Active Assets of the All America Fund allocated to it. Each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of each subadviser are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

     Palley-Needleman Asset Management Inc., Form ADV, SEC File No. 801-9755.

     Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

     Fred Alger Management, Inc., Form ADV, SEC File No. 801-06709.


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Mutual of America Life Insurance Company, the principal underwriter of the Registrant, acts as depositor and principal underwriter of Mutual of America Separate Account No. 2, and as principal underwriter of The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

     (b) The name, business address and position of each senior officer and director of Mutual of America are as follows:



NAME AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                  WITH PRINCIPAL UNDERWRITER
-------------------------------   ---------------------------
DIRECTORS
Clifford L. Alexander, Jr.        Director
Washington, D.C.
Patricia A. Cahill                Director
Denver, Colorado
Roselyn P. Epps, M.D.             Director
Bethesda, Maryland
Dudley H. Hafner                  Director
Dallas, Texas
Earle H. Harbison, Jr.            Director
St. Louis, Missouri
Frances R. Hesselbein             Director
New York, New York
William Kahn                      Director
St. Louis, Missouri
LaSalle D. Leffall, Jr., M.D.     Director
Washington, D.C.
Michael A. Pelavin                Director
Flint, Michigan
Fioravante G. Perrotta            Director
New York, New York
Francis H. Schott                 Director
New York, New York

NAME AND PRINCIPAL          POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH PRINCIPAL UNDERWRITER
-------------------------   ----------------------------------------------------------------------
O. Stanley Smith, Jr.       Director
Columbia, South Carolina
Sheila M. Smythe            Director
Valhalla, New York
Elie Wiesel                 Director
New York, New York
OFFICERS-DIRECTORS
William J. Flynn            Chairman of the Board
Thomas J. Moran             President and Chief Executive Officer
Manfred Altstadt            Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns            Senior Executive Vice President and General Counsel
Salvatore R. Curiale        Senior Executive Vice President, Technical Operations
OTHER OFFICERS
Diane Aramony               Senior Vice President, Corporate Secretary and Assistant to the
                            Chairman
Meyer Baruch                Senior Vice President, State Compliance and Government Regulations
                            since July 1996; prior thereto, Assistant Chief of the Life Insurance and Companies Bureau of The New York State Insurance
                            Department
Deborah Swinford Becker     Senior Vice President and Associate General Counsel
Nicholas Branchina          Senior Vice President and Associate Treasurer
William Breneisen           Executive Vice President, Office of Technology
Jeremy J. Brown             Executive Vice President and Chief Actuary since April 1997; prior thereto Consulting Actuary with Milliman & Robertson
Allen J. Bruckheimer        Senior Vice President and Associate Treasurer
Patrick Burke               Senior Vice President, Special Markets
Sean Carroll                Senior Vice President, Facilities Management
William Conway              Executive Vice President, Marketing and Corporate Communications
William A. DeMilt           Executive Vice President, Real Estate Management
Warren A. Essner            Senior Vice President, Corporate Services
James Flynn                 Senior Vice President, Marketing
Michael Gallagher           Senior Vice President, Direct Response and Technical
Boca Raton, FL              Communications
Harold J. Gannon            Senior Vice President, Corporate Tax
Gordon Gaspard              Senior Vice President, Technical Services
Robert Giaquinto            Senior Vice President, MIS Operations
Thomas E. Gilliam           Executive Vice President and Assistant to the President and Chief
                            Executive Officer

NAME AND PRINCIPAL        POSITIONS AND OFFICES
BUSINESS ADDRESS          WITH PRINCIPAL UNDERWRITER
-----------------------   ---------------------------------------------------------------
John R. Greed             Executive Vice President and Treasurer since May 1997; prior thereto, Senior Vice President and Deputy Treasurer since July
                          1996; prior thereto, partner, Arthur Andersen LLP
Thomas A. Harwood         Senior Vice President, Competition and Asset Retention
Sandra Hersko             Senior Vice President, Technical Administration
Edward J.T. Kenney        Senior Vice President and Assistant to the President and Chief
                          Executive Officer
Gregory A. Kleva, Jr.     Executive Vice President and Deputy General Counsel
Robert Kordecki           Senior Vice President, National Accounts
Stanley M. Lenkowicz      Senior Vice President and Deputy General Counsel
Daniel LeSaffre           Senior Vice President, Human Resources and Training
Robert W. Maull           Senior Vice President and Corporate Actuary
George L. Medlin          Executive Vice President, Internal Audit
Lynn M. Nadler            Senior Vice President, Training -- Boca Raton
Boca Raton, FL
Roger F. Napoleon         Senior Vice President and Associate General Counsel
James Peterson            Senior Vice President, Training -- New York and Leadership
                          Development
William Rose              Senior Vice President, Field Operations
Dennis J. Routledge       Senior Vice President, LAN/Telecommunications
Robert W. Ruane           Senior Vice President, Corporate Communications and Direct
                          Response
William G. Shannon        Senior Vice President, Individual Financial Planning
Walter W. Siegel          Senior Vice President and Actuary
Joan M. Squires           Senior Vice President, Business Applications
Eldon Wonacott            Senior Vice President, Field Administration
Raymond Yeager            Senior Vice President, MIS Operations
Boca Raton, FL

     The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant had duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 12th day of February, 1999.

                                       MUTUAL OF AMERICA INVESTMENT CORPORATION


                                       By: /s/      DOLORES J. MORRISSEY
                                          --------------------------------
                                                   DOLORES J. MORRISSEY
                                                   PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to its Registration Statement has been signed below by the following persons in the capacities on February 12, 1999.

PRINCIPAL EXECUTIVE OFFICER:


By: /s/ DOLORES J. MORRISSEY
     --------------------------
        DOLORES J. MORRISSEY
             PRESIDENT


PRINCIPAL FINANCIAL OFFICER and PRINCIPAL ACCOUNTING OFFICER:


/s/ MANFRED ALTSTADT
-----------------------------
MANFRED ALTSTADT


DIRECTORS:


/s/ MANFRED ALTSTADT
-----------------------------
MANFRED ALTSTADT



/s/ DOLORES J. MORRISSEY
-----------------------------
DOLORES J. MORRISSEY


        *
-----------------------------
PETER J. FLANAGAN


        *
-----------------------------
GEORGE J. MERTZ


        *
-----------------------------
JAMES J. NEEDHAM


        *
-----------------------------
HOWARD J. NOLAN



*By: /s/ MANFRED ALTSTADT
     -------------------------
        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX



NO.                                                                       PAGE
---------------                                                          -----
   99.5(e)        Form of Supplement to Investment Advisory Agreement
   99.11(b)       Consent of Counsel